PROXY 2006:
RE-ELECT TRUSTEES AND APPROVE PLANS OF REORGANIZATION




THE ENTIRE CONTENTS OF THIS BOOKLET ARE FOR TRAINING PURPOSES ONLY. THIS IS FOR INTERNAL USE ONLY AND NOT FOR DISTRIBUTION TO THE PUBLIC.


APRIL, 2006
CARMEN HERNANDEZ
6-7156

PROXY 2006

PURPOSE OF THE PROXY
Shareholders  are  being  asked  to  re-elect  trustees  and  approve  plans  of reorganization. The reorganization would benefit the Fund by achieving operational efficiencies and cost savings through reductions in future reporting, filing, and proxy costs, as well as reductions in costs associated with the Funds' administration.

PROPOSALS
    *    PROPOSAL 1 - Re-elect Trustees
         The Board of Trustees has adopted a policy that each Trustee be elected or re-elected at least once every five years. The last time the Board of Trustees was presented to shareholders for election was July 2001, so it is now time to present the Board of Trustees to shareholders for re-election.
    *    PROPOSAL 2 - Approve Plans of Reorganization
         Shareholders are being asked to approve a plan of reorganization for each existing Fund except the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund.
         * The USAA family of funds currently consists of 39 mutual funds. Each Fund is a series of one of four legal entities: USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA Mutual Funds Trust (formerly USAA State Tax-Free Trust). USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc. are each organized as Maryland corporations. USAA Investment Trust and USAA Mutual Funds Trust are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. To date, each of these four entities has been governed by boards of directors or boards or trustees comprised of the same individuals for financial and operational efficiencies.

ELIGIBLE TO VOTE
Shareholders of record of each Fund as of the close of business on May 26, 2006, are entitled to vote at the shareholder meeting or any adjournment thereof.
    * It is expected that the Notice of Special Meeting, the proxy card, the proxy summary, and the proxy statement will be mailed to shareholders of record on or about May 26, 2006.

Each share is entitled to one vote (with proportionate voting for fractional shares).

BECAUSE SHAREHOLDERS OF THE USAA FLORIDA TAX-FREE INCOME FUND AND THE USAA FLORIDA TAX-FREE MONEY MARKET FUND ARE ALREADY FUNDS OF USAA MUTUAL FUNDS TRUST, THEY ARE NOT REQUIRED TO VOTE ON A REORGANIZATION, AND THEY ARE ENTITLED TO VOTE ONLY ON PROPOSAL 1. SHAREHOLDERS OF ALL OTHER FUNDS WILL BE ENTITLED TO VOTE ON BOTH PROPOSALS.

SHAREHOLDER MEETING
Wednesday, July 19, 2006, at 2:00 p.m., CT in the McDermott Auditorium.

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PROXY MAILING
On May 26, 2006, the following documents will be included in the Proxy mailing:
    1.  A Message from the Chairman and President plus a Summary of Proposals.
    2.  Proxy Information (voting instructions).
    3.  Proxy Statement.
    4. Proxy card(s) (one for each account having the same SSN & 9-digit zip code).
    5.  Return envelope.

VOTING OPTIONS
The Board of Trustees unanimously recommends that shareholders vote "FOR" all proposals. Each shareholder may vote, and re-vote as many times as he or she wishes. THE LAST VOTE RECEIVED IS THE ONE THAT COUNTS. Shareholders may vote by:
    1. INTERNET (Advise the shareholder not to mail in the proxy card(s) if this method is to be used; unless, of course, he or she wants to change his/her vote).
         *   Going to WWW.PROXYVOTE.COM or the "Proxy Voting" link on usaa.com;
                o If voting for more than one fund,  remind  shareholder to vote each SEPARATE proxy card for as many as he or she received.
                o Shareholders  will need to vote for each  applicable  proposal and will not have the  option  to cast ONE  consolidated  vote
                  "FOR" all proposals.
         * Entering each 12-digit control # located on the middle right side of each proxy card.
         *   Following the instructions on the site.
    2. PHONE (Advise the shareholder not to mail in the proxy card(s) if this method is used (unless, of course, he/she wants to change his/her vote)).
         *   Calling toll-free 1-800-690-6903.
                o If voting for more than one fund,  remind the  shareholder  to vote  each  SEPARATE  proxy  card  for  as  many  as he or she receives.
                o Shareholders  will need to vote for each  applicable  proposal and will not have the option to cast ONE consolidated vote "FOR" all proposals.
         * Entering each 12-digit control # located on the middle right side of each proxy card.
         *   Following recorded instructions.
    3.   MAIL
         *   Marking, signing and dating each proxy card.
                o If voting for more than one fund,  remind the  shareholder  to vote  each  SEPARATE  proxy  card  for  as  many  as he or she receives.
                o Shareholders  will need to vote for each  applicable  proposal and will not have the option to cast ONE consolidated vote "FOR" all proposals.
                o If card is signed  but not marked to cast a vote,  it will be voted  "FOR" all applicable  proposals.
                o If no signature, the card will be rejected and not re-mailed.
                o If another  proxy card needs to be  re-mailed  to an alternate address, email Support Services.
         *   Returning in postage-paid envelope.
    4.   IN PERSON DURING SHAREHOLDER MEETING
         * Attending meeting on July 19, 2006, at 2:00 p.m. in the McDermott Auditorium;
         *   Bringing proxy card(s) to vote at the meeting.

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                     2006 PROXY CARD INFORMATION AND SAMPLES

PROXY MAILING
         * Proxy statements and proxy cards will be mailed in the same envelope for all shareholders who have the same social security number and same zip code. For example, a shareholder with an individual account, a joint tenant account, and an IRA account would receive his three proxies in ONE envelope (assuming same SSN and ZIP).
         * THERE WILL BE ONE CARD FOR EACH ACCOUNT. If a shareholder has 3 mutual fund accounts, he will receive 3 proxy cards. If he has 25 accounts, he will receive 25 cards.
         *   EACH CARD WILL HAVE ITS OWN SPECIFIC CONTROL NUMBER.
         *   ALL COMMON MATERIAL WILL BE MAILED IN ONE ENVELOPE.

ADDRESS HIERARCHY
The address hierarchy will be as usual:
         *   Seasonal address first, if applicable;
         *   Mailing address next, if applicable;
         *   Registration  address, if only address on file.

RETURN MAIL
All return mail will be forwarded to Support Services for handling.

RE-MAIL PROXY CARD
If the shareholder requests that the proxy card(s) be re-mailed:
         *   Confirm address.
         *   Send an email to Support  Services  for all re-mail  requests  with
             shareholder's   name,  USAA  member  #,  and  mutual  fund  account
             number(s), and new address, if applicable.
         * If member has an address change, update and indicate on email to Support Services.

INCOMING LETTERS
Any incoming correspondence  will be routed as follows:
         *   Chris Claus mail goes to Yolanda  Escalante for handling.
         *   Bob Davis mail goes to Yolanda  Escalante for  further  routing.
         *   Board  Member  mail goes to Cherie  Black for  further routing.
         *   General Correspondence goes to Javier Morales for further routing.
         * Emailed Proxy questions/concerns goes to Javier Morales for further routing.
         *   Any notes written on proxy cards will be routed to Javier Morales.

PROXY INQUIRIES
Calls from shareholders asking for additional information regarding the proxy should be transferred to:
         o   2-4066 (or 7-6654)
         o   7-6670 (USAA employee shareholders)

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                      PROXY CARD SAMPLE WITH TWO PROPOSALS

              [GRAPHIC OMITTED]

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                       PROXY CARD SAMPLE WITH ONE PROPOSAL
                             (FOR THE FLORIDA FUNDS)

              [GRAPHIC OMITTED]

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                      AUTOMATIC DATA PROCESSING, INC. (ADP)

TELEPHONE SOLICITATION
ADP may call shareholders at the following times to assist in the voting process if IMCO has not received enough proxy cards as the date of the meeting approaches:
         *   Monday - Friday between the hours of 9:00 a.m. and 7:00 p.m. CT
         *   Saturday from 9:00 a.m. to 5:00 p.m. CT

If a shareholder wants to vote when solicited by ADP, the ADP rep will record the vote. A confirmation statement will be generated and mailed to the shareholder.

USAA TRANSFERS TO ADP
After confirming that the shareholder wants to vote now by telephone:
         *   USAA MSR:
             o  Initiates transfer to ADP at 1-800-690-6903.
             o  Introduces himself/herself to ADP.
             o  States the shareholder name and address.
             o  Introduces ADP rep to shareholder.

         *   Script Suggestion:
             o Hello, this is _____ from USAA. I have ____ on the line to vote his/her proxy card(s). The address of the customer is ____, City and State.
             o Hello, ___ thank you for holding, I have __ on the line who will take your vote.

ADP TRANSFERS TO USAA:
Shareholders who have questions about their accounts or the proxy will be transferred to IMCO MSRs.

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
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PROPOSAL 1
ELECTION OF BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FUNDS AFFECTED
    *    All Funds

PROPOSAL
    *    Re-elect the five Trustees of each Fund.

WHY?
    * The Board of Trustees has adopted a policy that each Trustee be elected or re-elected at least once every five years. The last time the Board of Trustees was presented to shareholders for election was July 2001, so it is now time to present the Board of Trustees to shareholder for re-election.
    * Each of the five nominees currently serves on the Funds' Board of Trustees and was elected or re-elected in 2001.

WHO ARE THE CURRENT TRUSTEES?
    *    INDEPENDENT TRUSTEES
         o   Richard A. Zucker
         o   Barbara B. Dreeben
         o   Robert L. Mason, Ph.D.
         o   Michael F. Reimherr
    *    MANAGEMENT TRUSTEE
         o   Christopher W. Claus

* Dr. Laura Starks recently resigned from the Board of Trustees to pursue another business opportunity.

APPROVAL
The nominees for Trustees of the Funds receiving the vote of a plurality of the outstanding voting shares of each of the four Companies and Trusts cast at a meeting shall be elected, provided quorum is present.

QUESTIONS ANSWERED IN THE PROXY STATEMENT:
    *    Who are the nominees for the Board of Trustees?
    *    Why are we now re-electing members to the Board of Trustees?
    *    How long can Trustees serve on the Board of Trustees?
    *    What are the responsibilities of the Board of Trustees?
    * What are some of the ways in which the Board of Trustees represents shareholder interests?
    *    What  is the  share  ownership  in the  Funds  by the nominees?
    *    What are the members of the Board of Trustees paid for their services?
    *    How often does the Board of Trustees meet?
    *    What are the Funds' standing committees?
    * What percentage of shareholders' votes is required to elect the nominees to the Board of Trustees?
    * How does the Board of Trustees recommend shareholders vote on this proposal?
    *    Is there more information about the Funds?

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PROPOSAL 2
APPROVE PLANS OF REORGANIZATION
--------------------------------------------------------------------------------

FUNDS AFFECTED
    * All Funds except for the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund.

PROPOSAL
    * Organize all Funds under the same legal entity (USAA Mutual Funds Trust, formerly known as USAA State Tax-Free Trust) that is subject to the same state law (Delaware), the same governing documents, and the same legal requirements regarding the operation of each Fund.
         o The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs, some of which are paid by the Funds, associated with operating four different legal entities organized in three different states, each of which has different fundamental investment restrictions. On April 19, 2006, the Board of each existing Fund, except the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund (each an Existing Fund), approved a series of initiatives that are designed to streamline and modernize the operations of the Existing Funds by organizing all of the USAA family of funds into one legal entity, leaving all Funds (New Funds) subject to one state law and one set of governing documents. After the reorganizations there will be one legal entity (USAA Mutual Funds Trust) operating under one uniform set of legally required investment restrictions.

WHY?
    * Currently, the USAA family of funds are organized under four different legal entities subject to three different state laws that have different governing documents and requirements for, among other things, shareholder meetings and shareholder approval.
    * The primary purpose of the proposed reorganizations is to seek future economies of scale and to eliminate certain costs associated with operating four different legal entities organized in three different states.
    * Also, the reorganization will permit the funds to develop uniform and modern fundamental investment restrictions to seek additional efficiency of operations.

APPROVAL
Shareholders of each Fund are being asked to vote separately. By voting "FOR" Proposal 2, shareholders of a Fund will effect all the actions that are applicable to that Fund.

Approval of Proposal 2 will require the "yes" vote of a "majority of the outstanding voting securities," as provided in the 1940 Act, of the following
Funds: Balanced Strategy Fund, Cornerstone Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund, Precious Metals and Minerals Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust.

Approval of Proposal 2 will require the "yes" vote of a "majority of the aggregate number of shares entitled to vote: for all other Existing Funds entitled to vote on Proposal 2.

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

IF APPROVED, THE REORGANIZATIONS WILL HAVE THE FOLLOWING EFFECTS WITH RESPECT TO THE NEW FUNDS:
    1. If elected, the same Trustees nominated for re-election in Proposal 1 will serve as Trustees for the New Funds.
    2. The New Funds will enter into investment advisory agreements with IMCO that are substantially similar to the agreements currently in place with respect to the Existing Funds, except that, as discussed below, there will be changes to the Lipper Indexes used to compute the performance adjustment for three of the New Funds, a provision will be added permitting the Board to change a New Fund's benchmark without shareholder approval, there will be a change to the advisory and transfer agency fees of one of the New Funds, and, similar to the equity funds, there will be a change to permit IMCO to implement a manager-of manager structure for all Funds in the USAA family of funds.
    3. IMCO will enter into subadvisory agreements on behalf of the New Funds with the current subadvisers of the Existing Funds that are substantially identical to the agreements currently in place with respect to the Existing Funds.
    4. The investment objective(s) of each New Fund will be classified as non-fundamental, meaning that the Board of the New Funds may change the investment objective(s) in light of market circumstances or other events, without shareholder approval.
    5. The investment objective of the New Funds corresponding to the First Start Growth Fund, the International Fund, and the Precious Metals and Minerals Fund will be revised as discussed below.
    6. The classification of the New Funds corresponding to the Aggressive Growth Fund and the Precious Metals and Minerals Fund will be changed to non-diversified as discussed below.
    7. The New Funds will adopt more modernized and streamlined fundamental investment restrictions than those currently in effect for the Existing Funds.
    8. The Lipper Indexes used to compute the performance adjustment for the New Funds corresponding to the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund will be changed to a Lipper Index that is more appropriate to the investment strategies of each of the Existing Funds.
    9. Under the new advisory agreement for all Funds in the USAA family of funds, IMCO will have the ability to hire, replace, or terminate subadvisers with Board approval alone. IMCO does not have any present intention to hire subadvisers to manage the day-to-day activities of the Precious Metals and Minerals Fund, or any fixed income or money market fund.
    10. The transfer agency fee of the New Fund corresponding to the Aggressive Growth Fund will be reduced and the average net asset breakpoints applicable to the base advisory fee will be increased to make the Fund's pricing structure more competitive with comparable funds and enable IMCO to continue retaining leading money managers in this asset class to manage the Fund's assets.

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QUESTIONS ANSWERED IN THE PROXY STATEMENT:
    *    What is the purpose of the Reorganization?
    * What effects will the Reorganizations have on the Existing Funds and their shareholders?
    *    How  will  the  existing  Funds  be  Reorganized?
    *    What  are shareholders being asked to approve in Proposal 2?
    * Will fees for the New Funds change if shareholders approve the Reorganization?
    *    Why  is  the  Board  recommending  approval  of  the  Reorganization
         Agreements?
    * How will the Investment Restrictions of the New Funds Differ from the Investment Restrictions in Effect for the Existing Funds?
    * Will there be any sales load, commission, or other transactional fee in connection with the Reorganizations?
    * What will be the federal income tax consequences of the Reorganizations?
    *    Who is bearing the expenses related to the Reorganizations?
    *    What are the Material Terms and Conditions of the Reorganization
         Agreements?
    *    What are the Federal Income Tax Consequences of the Reorganizations?
    *    How will the New Funds be Organized?
    *    How will the Existing Funds' Investment Objectives Change?
    *    Why are the Aggressive Growth Fund and the Precious Metals and Minerals
    *    Fund being changed from diversified to non-diversified?
    * What is the difference in the Lipper Indexes used to calculate the performance adjustment to the advisory fee for the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund?
    *    What are the Material Terms  of the  Investment Advisory Agreement with
         IMCO?
    *    What are the changes  to the  fee structure for the  Aggressive Growth
         Fund?
    *    What are the Material Terms of the Subadvisory Agreements?
    * Why did the Board Approve the New Advisory Agreements and the New Subadvisory Agreements?
    *    What percentage of shareholders' votes is required to  approve Proposal
         2?
    * How does the Board of Trustees recommend shareholders vote on this proposal?

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QUESTIONS THAT MAY COME UP.....
Be prepared for any additional questions that may come up such as the following:

MEMBER QUESTION #1
WHY SHOULD WE APPROVE THE REORGANIZATION INTO THE DELAWARE STATUTORY TRUST?

ANSWER:
In recent  years,  many mutual  funds have  reorganized  as  Delaware  statutory trusts.
    a. The Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds.
    b.   The  reorganization  could   potentially  lead  to  greater  operating
         efficiencies  and lower expenses for  shareholders  of the New Funds.

    The New funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to:
    c. Eliminate differences in voting, record date, quorum, and other corporate requirements under the different governing documents of the Existing Funds, and
    d. Operate under a uniform, modern, and flexible governing document that would streamline the Fund governance process, reduce future reporting, filing, and proxy costs, and reduce costs associated with compliance monitoring.

MEMBER QUESTION #2
WHY ARE SHAREHOLDERS OF THE USAA FLORIDA TAX-FREE INCOME FUND AND THE USAA FLORIDA TAX-FREE MONEY MARKET FUND NOT REQUIRED TO VOTE ON THE REORGANIZATION?

ANSWER:
The Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund are already organized in USAA Mutual Funds Trust (formerly known as USAA State Tax-Free Trust).

MEMBER QUESTION #3
WHAT ARE SOME OF THE DIFFERENCES THAT SHAREHOLDERS WILL NOTICE AS A RESULT OF THE REORGANIZATION?

ANSWER:
REGARDING SHARE CERTIFICATES:
Currently none of the Existing Funds issue certificates to new shareholders, however, a small number of share certificates of certain Existing Funds still exist. The New Trust will not issue share certificates to any shareholder, and as part of the Reorganization, the existing share certificates of the Existing Funds will have to be surrendered, or alternatively will be canceled.

REGARDING PAYMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS:
The Existing Funds currently reinvest income and capital gain distributions in additional shares or pay proceeds out by check or electronic funds transfer. The New Funds will offer shareholders only two options: to reinvest distributions or to receive payment by electronic funds transfer.

Refer to Exhibit C of the Proxy Statement for other comparisons.

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MEMBER QUESTION #4
HOW WILL THE NEW TRUST OFFER MORE FLEXIBILITY TO THE TRUSTEES OF THE NEW FUNDS?

ANSWER:
Under the Master Trust Agreement and By-Laws of the New Trust, the Trustees of the New Funds will have more flexibility than Trustees of the Existing Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act without shareholder approval. The increased flexibility may allow the Trustees of the New Funds to react more quickly to changes in competitive and regulatory conditions

As a consequence, this may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of Trustees of the New Funds to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Funds will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the Existing Funds with respect to the Existing Funds and their shareholders.

MEMBER QUESTION #5
CAN YOU SUMMARIZE THE CHANGES TO THE INVESTMENT OBJECTIVES OF THE FIRST START GROWTH FUND, INTERNATIONAL FUND, AND PRECIOUS METALS AND MINERALS FUNDS?

ANSWER:
REGARDING THE FIRST START GROWTH FUND:
The investment objective of the New Fund corresponding to the First Start Growth Fund will be revised from that of seeking "long-term capital appreciation" to that of seeking "long-term capital growth with reduced volatility over time."
    * The Fund's strategy to achieve this objective will be to invest primarily in equity securities when IMCO believes the reward characteristics outweigh the risk in the market.
    * The Fund's principal strategy will also emphasize that the Fund may invest up to 80% in bonds and cash equivalents to reduce volatility depending on IMCO's view of the overall direction of the stock market.

--------------------------------------------------------------------------------
These changes are intended to give the portfolio managers more flexibility to invest a portion of the fund's assets in non-equity securities to reduce the volatility of the Fund during bear equity markets.
--------------------------------------------------------------------------------

REGARDING THE INTERNATIONAL FUND AND THE PRECIOUS METALS AND MINERALS FUND:
The  revised  investment  objectives  of  the  New  Funds  corresponding  to the
International Fund and the Precious Metals and Minerals Fund will also be amended to remove the secondary objective of current income.
    * The revised investment objective of the International Fund would state that the New Fund "seeks capital appreciation."
    * The revised investment objective of the Precious Metals and Minerals Fund would state that the New Fund "seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation."

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

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The  purpose  of  these  two  changes  is to give  the  portfolio  manager  more flexibility to choose investments offering the best total return potential.
--------------------------------------------------------------------------------

Other than these three changes, each Existing Fund's investment objectives will remain the same. However, the investment objectives of each New Fund will be classified as non-fundamental. This would allow the Board of the New Funds to change the investment objective(s) of the New Funds whenever the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without causing the New Funds to incur the costs of shareholder meetings.

MEMBER QUESTION #6
CAN YOU EXPLAIN WHAT WILL HAPPEN WITH THE DIVERSIFICATION OF THE AGGRESSIVE GROWTH FUND AND THE PRECIOUS METALS AND MINERALS FUND?

ANSWER:
Mutual funds must classify themselves as either diversified or non-diversified. The difference is that a diversified fund is subject to stricter percentage limits on the amount of assets that can be invested in any one company. Both the Aggressive Growth Fund and the Precious Metals and Minerals Fund are currently classified as diversified mutual funds under the 1940 Act.

Therefore, each of these Funds has a fundamental policy that it may not purchase securities of an issuer if, with respect to 75% of its total assets, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each of these Funds can invest more than 5% of its assets in any one issuer.

The limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits also apply only at the time a Fund purchases a security.

REGARDING THE AGGRESSIVE GROWTH FUND:
    * Both the Board and IMCO believe that the current policy unduly restricts the flexibility of the subadviser in managing an aggressive growth style fund, and believe that the proposed change will allow the Fund to be managed more opportunistically.
    * Currently, the Fund normally holds a core position of 35 to 50 common stocks. By changing the fund's status to "non-diversified," the Fund's subadviser will be able to implement a more focused strategy and to invest a greater portion of its assets in a single issuer and in fewer holdings.
    * To the extent the value of a particular security may be adversely affected by business or other developments relating to the issuer, the impact on the Fund's net asset value could be greater than it would be on a diversified fund.
    * Both the Board and IMCO believe that giving the subadviser flexibility to implement a more focused strategy, although presenting increased risk, offers greater potential rewards, and is consistent with an aggressive growth investment style.
    * Other aggressive growth funds that follow a more focused strategy are also "non-diversified."

REGARDING THE PRECIOUS METALS AND MINERALS FUND:
    * Both the Board and IMCO believe that the current policy unduly restricts the flexibility of IMCO in managing the Fund, and believe that the proposed change will allow the portfolio manager to improve returns by being able to more aggressively exploit opportunities, and to more effectively deal with mergers involving Fund holdings.
    * Over the last few years, the precious metals industry has experienced a substantial amount of consolidation, and other attractive investment opportunities within this industry are limited. Changing the Fund's status to "non-diversified" will mitigate this opportunity problem.
    * Both the Board and IMCO believe that giving the portfolio manager flexibility to acquire larger positions in individual companies when he or she believes that potential returns justify the additional risks, offers greater potential rewards and furthers the Fund's existing investment objective and strategies.
    * To the extent the value of a particular security may be adversely affected by business or other developments relating to the issuer, the impact on the Fund's net asset value could be greater than it would be on a diversified fund.

MEMBER QUESTION #7
CAN YOU EXPLAIN THE CHANGES TO THE LIPPER INDEXES USED TO COMPUTE PERFORMANCE ADJUSTMENT FEES FOR THE CAPITAL GROWTH FUND, THE FIRST START GROWTH FUND, AND THE GROWTH AND TAX STRATEGY FUND?

ANSWER:
The investment management fee of each of these funds is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the fund relative to the performance of a particular Lipper Index.
    * A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance.
    * Applicable regulatory guidance requires that an appropriate index be used for calculating any performance-based fees.

REGARDING THE CAPITAL GROWTH FUND:
Currently, the benchmark index used for calculating the performance adjustment to the Fund is the Lipper Small-Cap Growth Funds Index.

If the Reorganization is approved, the Lipper Global Funds Index would be used to calculate the performance adjustment for the Fund. Both indices are maintained by Lipper.

--------------------------------------------------------------------------------
As a result of changes to the investment style of the Fund, both IMCO and the Fund's Board believe that the Lipper Global Funds Index is now a more appropriate benchmark for the New Fund because it is more representative of the performance of funds with comparable management styles.
--------------------------------------------------------------------------------

REGARDING THE FIRST START GROWTH FUND:
Currently, the benchmark index used for calculating the performance adjustment for this Fund is the Lipper Large-Cap Growth Funds Index (Existing Index).

If the Reorganization is approved, the Lipper Flexible Portfolio Funds Index (New Index) would be used to calculate the performance adjustment for the Fund. Both indices are maintained by Lipper.

--------------------------------------------------------------------------------
Both IMCO and the Fund's Board believe that the New Index would be a more appropriate benchmark for the New Fund based on its changed investment objective and principal strategy because it provides a better representation of the performance of funds with comparable management styles.

After the Reorganization, the investment objective of the Fund will be to seek long-term capital growth and preservation of capital and, therefore, the Fund would be using an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Flexible Portfolio Funds Index.
--------------------------------------------------------------------------------

REGARDING THE GROWTH AND TAX STRATEGY FUND:
Currently, the benchmark index used for calculating the performance adjustment for this Fund is the Lipper Balanced Funds Index (Existing Index). If the Reorganization is approved, the Existing Index would be replaced with a composite index composed of 51% of the Lipper General Municipal Bond Fund Index and 49% of the Lipper Large Cap Core Funds Index (New Composite Index).

--------------------------------------------------------------------------------
The Board approved implementing the New Composite Index for the Fund if shareholders approve the Reorganization of this Fund. If the shareholders approve the Reorganization of this Fund, the performance fee adjustment for the New Fund would be calculated based solely on the New Composite Index.
--------------------------------------------------------------------------------

MEMBER QUESTION #8
WHAT EXACTLY IS THE CHANGE IN FEE STRUCTURE FOR THE AGGRESSIVE GROWTH FUND?

ANSWER:
With respect to the Aggressive Growth Fund, under the New Advisory Agreement, the blended base fee payable to IMCO will be increased by increasing the breakpoint thresholds as detailed in the table below.

    ---------------------------------------------------------------------
    BASE FEE        CURRENT BREAKPOINTS       PROPOSED BREAKPOINTS
                    (AVERAGE NET ASSETS)      (AVERAGE NET ASSETS)
    ---------------------------------------------------------------------
    0.50%           $0 to $200 million        $0 to $750 million
    ---------------------------------------------------------------------
    0.40%           Next $100 million         Next $750 million
    ---------------------------------------------------------------------
    0.33%           Over $300 million         Over $1.5 billion
    ---------------------------------------------------------------------

The increase to these breakpoint thresholds is just one component of changes to the overall pricing of this Fund to ensure that the Fund retains its competitive position and to enable IMCO and the Board to continue to hire the best money managers.
    * First, to bring the Fund's transfer agency fee in line with the other actively managed USAA equity funds and adjust to the increase in the average account size of this Fund over the past two years, IMCO proposed and the Board approved a reduction of the fee payable to the New Fund's transfer agent from $26 per account to $23 per account.
    * Second, to address the Fund's management fee, the Board approved the changes described above to the average net asset breakpoints applicable to the base advisory fee paid to IMCO to manage the Fund.

MEMBER QUESTION #9
WHY CHANGE THE FEE STRUCTURE FOR THE AGGRESSIVE GROWTH FUND NOW?

ANSWER:
There are two good reasons:
   1. To preserve the Fund's  competitive  posture against similar funds, and
   2. To be able to retain the best money managers.

The overall impact of the revised fee structure would have increased the Fund's annual total operating expense ratio by only 0.07, which represents an increase in the Fund's operating expenses of only approximately 6.8%. If the proposed fee changes are implemented, the Fund's total operating expense ratio will still remain 25% below the industry average of comparable funds, and in line with comparable no-load funds, based on recent industry data.

MEMBER QUESTION #10
IS IT POSSIBLE TO PASS PROPOSAL 2 FOR SOME FUNDS AND NOT PASS IT FOR OTHERS?

ANSWER:
Yes.

MEMBER QUESTION #11
THE NEW FUNDS WILL OFFER SHAREHOLDERS THE OPTION TO REINVEST DISTRIBUTIONS OR PAYMENT BY ELECTRONIC FUNDS TRANSFER ONLY. WILL THIS ALSO BE TRUE FOR BROKERAGE DISTRIBUTIONS?

ANSWER:
Yes.

MEMBER QUESTION #12
WILL ATTORNEYS BE AVAILABLE TO RESPOND TO SHAREHOLDER INQUIRIES? HOW ABOUT CHRIS CLAUS?

ANSWER:
Yes. If, after speaking with your manager, the shareholder still wants to speak to Chris Claus or an attorney, a return call will be made. Please refer call back requests to Carmen Hernandez at 456-7156. Do not transfer the shareholder.

MEMBER QUESTION #13
WHY DID DR. LAURA STARKS RESIGN FROM THE BOARD?

ANSWER:
Dr. Starks decided to pursue a business opportunity with another mutual fund company and, as a result, decided that it would be best for her to resign now to avoid any potential conflicts of interest.

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